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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 17, 2002.


                                 USG Corporation
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             (Exact name of registrant as specified in its charter)

                         Commission File Number: 1-8864
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            Delaware                                         36-3329400
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(State or other jurisdiction of                            (I.R.S. Employer
incorporation or organization)                            Identification No.)

125 South Franklin Street, Chicago, Illinois                  60606-4678
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  (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code            (312) 606-4000
                                                           ---------------------




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Item 5. OTHER EVENTS

On January 1, 2002, USG Corporation (the "Corporation") adopted Statement of Financial Accounting Standards ("SFAS") No. 142, "Goodwill and Other Intangible Assets." Although SFAS No. 142 eliminates the amortization of goodwill and certain other intangible assets, it initiates an annual assessment of goodwill for impairment.

During the second quarter of 2002, the Corporation completed its initial transition date assessment of goodwill. The assessment was performed for each reporting unit (as defined by SFAS No. 142) that has goodwill. For the Corporation, the reporting units with goodwill were the North American Gypsum and the Building Products Distribution operating segments.

The Corporation determined that goodwill for its Building Products Distribution segment was not impaired. However, goodwill for its North American Gypsum segment was impaired. This impairment was attributable to U.S. Gypsum's asbestos liability and related filing for bankruptcy protection on June 25, 2001. As a result, the Corporation recorded a noncash, nontaxable impairment charge of $96 million. This charge, which includes a $6 million deferred currency translation write-off, will be reflected on the Corporation's consolidated statement of earnings as a cumulative effect of a change in accounting principle as of January 1, 2002. In accordance with SFAS No. 142, the Corporation is reflecting this charge in its financial statements for the three months ended March 31, 2002.


Item 7. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

   99.a   Consolidated Statement of Earnings for three months ended March 31,
          2002;

   99.b   Consolidated Balance Sheet as of March 31, 2002;

   99.c Consolidated Statement of Cash Flows for three months ended March 31, 2002.


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                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           USG CORPORATION
                                           Registrant


Date: July 17, 2002                    By: /s/ Richard H. Fleming
                                           -------------------------------------
                                           Richard H. Fleming, Executive Vice
                                           President and Chief Financial Officer


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                                  Exhibit Index


Exhibit No.       Exhibit
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99.a              Consolidated Statement of Earnings for three months ended
                  March 31, 2002;

99.b              Consolidated Balance Sheet as of March 31, 2002;

99.c              Consolidated Statement of Cash Flows for three months ended
                  March 31, 2002.